     THIS WARRANT, AND ANY SHARES OF COMMON STOCK ACQUIRED UPON THE EXERCISE OF THIS WARRANT, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY OTHER SECURITIES LAWS. THIS WARRANT HAS BEEN ACQUIRED FOR INVESTMENT AND NEITHER THIS WARRANT NOR ANY OF SUCH SHARES MAY BE SOLD OR TRANSFERRED FOR VALUE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION OF THEM UNDER THE SECURITIES ACT OF 1933 AND ANY OTHER APPLICABLE SECURITIES LAW, OR RECEIPT BY THE COMPANY OF AN OPINION OF COUNSEL OR OTHER EVIDENCE ACCEPTABLE TO THE COMPANY THAT SUCH SALE OR TRANSFER IS EXEMPT FROM REGISTRATION UNDER SUCH ACT, NEITHER THIS WARRANT NOR ANY OF SUCH SHARES MAY BE TRANSFERRED EXCEPT UPON THE CONDITIONS SPECIFIED IN THIS WARRANT, AND NO TRANSFER OF THIS WARRANT OR ANY OF SUCH SHARES SHALL BE VALID OR EFFECTIVE UNLESS AND UNTIL SUCH CONDITIONS SHALL HAVE BEEN COMPLIED WITH.

                                    WARRANT

                          To Purchase 100,000 Shares
                              of Common Stock of
                            Gamma Biologicals, Inc.

     THIS CERTIFIES THAT, for value received:

     Cyn Del & Co., Inc. is entitled to subscribe for and purchase from Gamma Biologicals, Inc., a corporation organized and existing under the laws of the State of Texas (the "Company"), at any time during the period specified in paragraph 3 hereof, a total of 100,000 fully paid and nonassessable shares of the Company's Common Stock, par value $0.10 per share (the "Common Stock"), at an exercise price of $5.00 per share of Common Stock (the "Exercise Price"), subject to adjustment from time to time pursuant to the provisions of paragraph 5 hereof. The term "Warrants," as used herein, shall mean this Warrant of even date herewith, including all amendments to such Warrants and all warrants issued in exchange, transfer or replacement therefor. The term "Warrant Shares," as used herein, refers to the shares of Common Stock purchased or purchasable upon the exercise of the Warrants.

     This Warrant is subject to the following provisions, terms and conditions:

     1. Definitions. For the purpose of this Warrant, the following terms shall have the following meanings:

     "Commission" shall mean the U.S. Securities and Exchange Commission or any other governmental authority at the time administering the Securities Act.

     "Common Stock" shall have the meaning specified in the introduction to this Warrant.

     "Company" shall have the meaning specified in the introduction to this Warrant.

     "Exercise Agreement" shall have the meaning specified in paragraph 2 hereof.

     "Exercise Price" shall have the meaning specified in the introduction to this Warrant.

     "Securities Act" shall mean the Securities Act of 1933, as amended, and any similar or successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.
Reference to a particular section of the Securities Act shall include a reference to the comparable section, if any, of any such similar or successor federal statute.

     "Warrant(s)" shall have the meaning specified in the introduction to this Warrant.

     "Warrant Shares" shall have the meaning specified in the introduction to this Warrant.

2. Manner of Exercise; Issuance of Certificates; Payment for Shares; No Fractional Shares. The rights represented by this Warrant may be exercised by the holder hereof in whole by the surrender of this Warrant, together with a completed Exercise Agreement in the form attached hereto ("Exercise Agreement"), during normal business hours on any business day at the principal office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the holder hereof at the address of such holder appearing on the books of the Company) at any time during the period set forth in paragraph 3 hereof and upon payment to the Company by certified check or wire transfer in an amount equal to the Exercise Price for the Warrant Shares to be purchased in connection with such exercise. The Company agrees that the shares so purchased shall be and are deemed to be issued to the holder hereof or its designee (subject to the transfer restrictions applicable to this Warrant to shares purchased upon exercise of this Warrant) as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares as aforesaid.

     Certificates for the Warrant Shares so purchased, representing the aggregate number of shares specified in said Exercise Agreement, shall be delivered to the holder hereof within a reasonable time, not exceeding five (5) business days, after the rights represented by this Warrant shall have been so exercised. The stock certificate or certificates so delivered shall be in such denominations as may be requested by the holder hereof and shall be registered in the name of said holder or such other name as shall be designated by said holder (subject to the transfer restrictions applicable to this Warrant and to shares purchased upon exercise of this Warrant). The Company shall pay all expenses and charges payable in connection with the preparation, execution and delivery of stock certificates (and any new Warrants) pursuant to this paragraph 2 except that, in case such stock certificates shall be registered in a name or names other than the holder of this Warrant or such holder's nominee, funds sufficient to pay all stock transfer taxes which shall be payable in connection with the execution and delivery of such stock certificates shall be paid by the holder hereof to the Company at the time of the delivery of such stock certificates by the Company as mentioned above.

     This Warrant shall be exercisable only for a whole number of Warrant Shares. No fractions of shares of Common Stock, or scrip for any such fractions of shares, shall be issued upon the exercise of this Warrant. Instead, the Company shall pay a cash adjustment in respect of such fractional interest in an amount equal to the fair market value of such fractional interest as determined by the Company's Board of Directors.

3. Period of Exercise. This Warrant is exercisable at any time or from time to time during the period from the date of issue hereof until June 19, 2002.

4. Shares to be Fully Paid; Reservations of Shares. The Company covenants and agrees that all Warrant Shares will be duly authorized and validly issued and upon issuance in accordance with the terms and conditions hereof, will be fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof. Without limiting the generality of the foregoing, the Company covenants and agrees that it will from time to time take all such action as may be required to assure that the par value per Warrant Share is at all times equal to or less than the Exercise Price then in effect. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of issue upon exercise of the subscription rights evidenced by this Warrant, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant and any other Warrants.

5. Anti-Dilution Provisions. The number, rights and privileges of the shares of Common Stock issuable upon exercise of this Warrant shall be subject to the following adjustments:

     a. Dividends and Distributions. If the Company shall declare a dividend or distribution of its capital stock or of evidences of the Company's indebtedness or assets (excluding cash dividends or distributions) on the Common Stock, or effect a stock split or reverse stock split with respect to the Common Stock, or issue shares of its capital stock by reclassification of shares of the Common Stock, the exercise rights of the holder hereof in effect on the record date, for any such stock dividend or distribution, or the effective date, of any such other event, shall be adjusted proportionately so that the holder of this Warrant thereafter shall be entitled to receive upon exercise pursuant to paragraph 2 hereof the aggregate number of shares of the Common Stock or other capital stock that such holder would own or be entitled to receive after the happening of any of the events mentioned above if this Warrant had been exercised immediately prior to the close of business on such record date or effective date, as applicable.

     b. Other Reclassifications, Consolidation, Merger or Sale of Assets. If the Company shall effect any reclassification or similar change of outstanding shares of the Common Stock (other than as set forth in clause
     (a) of this paragraph 5), or a consolidation or merger of the Company with another corporation, or a conveyance of all or substantially all of the assets of the Company, this Warrant shall, after such capital reorganization, reclassification, consolidation, merger or conveyance, be exercisable only for the number of shares of stock or other properties, including cash, to which a holder of the number of shares of the Common Stock deliverable upon exercise of this Warrant would have been entitled upon such capital reorganization, reclassification, change, consolidation, merger or conveyance if this Warrant had been exercised immediately prior to the effective date of such event; and, in any such case, appropriate adjustments (as determined by the Company's Board of Directors) shall be made in the application of the provisions set forth in this paragraph 5 with respect to the rights and interests thereafter of the holders of this Warrant to the end that the provisions set forth in this paragraph 5 (including provisions with respect to changes in and other adjustments of the exercise rights in this paragraph 5) shall thereafter be applicable, as nearly as may be reasonable, in relation to any shares of stock or other securities thereafter deliverable upon the exercise of this Warrant.

     c. Notice of Transaction. The Company shall give written notice to the holder thereof of any transaction within the scope of clause (a) or (b) of this paragraph 5 promptly after the effective date, as the case may be, therefor and provide in such written notice a brief description of the terms and conditions of such transaction.

6. Successors and Assigns. This Warrant will be binding upon any entity succeeding to the Company by merger or consolidation.

7. No Rights or Liabilities as a Shareholder. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a Shareholder of the Company. No provision of this Warrant, in the absence of affirmative action by the holder hereof to purchase Warrant Shares, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability if asserted by the Company or by creditors of the Company.

8.   Transfer and Exchange.

     a. No Transfer of Warrant. This Warrant may not be offered, sold, pledged or otherwise transferred in any manner whatsoever.

     b. Replacement of Warrant. Upon receipt of written notice from the holder hereof or other evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement, or other indemnity reasonably satisfactory to the Company, or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company will execute and deliver, in lieu thereof, a new Warrant of like tenor.

     c. Cancellation; Payment of Expenses. Upon the surrender of this Warrant in connection with any exchange, transfer or replacement as provided in this paragraph 8, this Warrant shall be promptly canceled by the Company. The Company shall pay expenses and charges payable in connection with the preparation, execution and delivery of Warrants pursuant to this paragraph 8.

     d. Legend. Except where a certificate for Warrant Shares is issued in connection with a distribution of such shares pursuant to a registration statement under the Securities Act, each certificate for Warrant Shares initially issued upon the exercise of this Warrant and each certificate for shares of capital stock of the Company issued to any subsequent transferee of any such certificate shall bear the following legend:

          THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933 OR ANY OTHER SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED FOR VALUE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND ANY OTHER APPLICABLE SECURITIES LAW, OR RECEIPT BY THE CORPORATION OF AN OPINION OF COUNSEL OR OTHER EVIDENCE ACCEPTABLE TO THE CORPORATION THAT SUCH SALE OR TRANSFER IS EXEMPT FROM REGISTRATION UNDER SUCH ACT.

9. Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand or by messenger including Federal Express or similar courier service, addressed (i) if to the holder hereof or any other holder of any Warrants, at the registered address of the holder hereof or such other holder as set forth in the register kept by the Company at its principal office with respect to the Warrants, or to such other address as the holder hereof or such other holder may have designated to the Company in writing, and (ii) if to the Company, at 3700 Mangum Road, Houston, Texas 77092, or such other address as the Company may have designated in writing to the holder hereof and each other holder of any of the Warrants at the time outstanding.

10. Governing Law. This Warrant shall be governed by the laws of the State of Texas, without regard to principles of conflicts of laws.

11. Remedies. The Company stipulates that the remedies at law of the holder hereof in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

12. Amendments. This Warrant and any provision hereof may be changed, waived, discharged or terminated, but only by an instrument in writing signed by the party (or any predecessor in interest thereof) against whom enforcement of the same is sought.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer this 19th day of June, 1997.


                                            GAMMA BIOLOGICALS, INC.


                                            By: _____________________________
                                            Name: ___________________________
                                            Title: __________________________

                          FORM OF EXERCISE AGREEMENT


                                                                   _______, ____


Gamma Biologicals, Inc.
3700 Mangum Road
Houston, Texas 77092
Attention: Chief Executive Officer

     The undersigned, pursuant to the provisions set forth in the attached Warrant, hereby agrees to subscribe for and purchase ____________ shares of Common Stock covered by such Warrant, and makes payment herewith in full therefor at the price per share provided by such Warrant in cash. The undersigned is acquiring such shares for the purpose of investment and not with a view to or for sale in connection with any distribution thereof.


                                      Signature:
                                                --------------------------
                                      Name:
                                           -------------------------------
                                      Address:
                                              ----------------------------

                                              ----------------------------

                                              ----------------------------